UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017

CSP Inc.
(Exact name of the registrant as specified in its charter)

Massachusetts
(State or other jurisdiction of incorporation)

000-10843                        04-2441294
(Commission File Number)             (IRS Employer Identification No.)

175 Cabot Street, Lowell, Massachusetts              01854
(Address of principal executive offices)                   (Zip Code)

(978) 954-5038
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On February 22, 2017, CSP Inc. (the “Company”) issued a press release announcing that the Company would be announcing its first quarter fiscal 2017 financial results and filing its form 10-Q after market close on February 23, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. The information in this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits
99.1    Press Release Dated February 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

Date: February 28, 2017                By: /s/ Gary W. Levine
Gary W. Levine
Vice President Finance and
Chief Financial Officer